Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated May 22, 2024

to the currently effective Summary Prospectus and Statutory Prospectuses (collectively, the “Prospectuses”), each dated January 31, 2024, as may be supplemented from time to time, for Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund (each, a “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, Burak Hurmeydan (Director and Portfolio Manager of Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, the investment manager of each Fund) is added as a portfolio manager of each Fund. No other changes to the portfolio management team for each Fund are being made. Accordingly, references to the portfolio managers for each Fund are updated to include Mr. Hurmeydan effective immediately.

The first sentence of Mr. Hurmeydan’s biography included in the section of the Statutory Prospectuses entitled “Investment Managers—Portfolio Managers” is deleted and replaced with the following:

Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Fund and Guggenheim Small Cap Value Fund since November 2018, and Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since May 2024.

Please Retain This Supplement for Future Reference

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